UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2024

HI GREAT GROUP HOLDING COMPANY.

(Exact name of registrant as specified in its charter)

Nevada	000-56200	46-2218131
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

621 South Virgil Ave, #460

Los Angeles, CA 90005

Phone: (213) – 219-7746

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 24, 2022, High Great Group Holding Company (the “Registrant”) decided to terminate partnership with M.S. Madhava Rao as the Registrant’s independent registered public accounting firm.

Throughout the duration of the engagement spanning from July 11, 2022 to December 24, 2022 (i) there were no disagreements between High Great Group Holding Company and M.S. Madhava Rao regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of M.S. Madhava Rao, would have necessitated M.S. Madhava Rao to include reference to said matter in a report on the Registrant's financial statements; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

High Great Group Holding Company has requested M.S. Madhava Rao to furnish a letter directed to the Securities and Exchange Commission, affirming its concurrence with the statement provided by the Registrant. A copy of this letter, dated December 24, 2022, is enclosed herewith as Exhibit 16.1 and is hereby incorporated by reference.

Engagement of Independent Registered Public Accounting Firm.

On December 24, 2022, Board of Directors of High Great Group Holding Company decided to engage MN VIJAYKUMAR as the Company's new independent registered public accounting firm to perform independent audit services for the quarter year ending December 31, 2022.

During the fiscal years ended December 31, 2022, neither the Company, nor anyone acting on its behalf, consulted MN VIJAYKUMAR either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by MN VIJAYKUMAR that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Exhibits

Exhibits.

Exhibit No.	Description
16.1	Letter from M.S Madhava Rao
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 19, 2024	HI GREAT GROUP HOLDING COMPANY

	By:	/s/ Jun Ho yang
		Name:	Jun Ho Yang
		Title:	Chief Executive Officer, Principal Financial & Accounting Officer,

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